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                       AMENDMENT NO. 1 TO TRUST AGREEMENT

    This is Amendment No. 1 (this "Amendment") to that certain Reinsurance Trust Agreement (the "Trust Agreement") made by and among Integrity Life Insurance Company (the "Grantor") General American Life Insurance Company (the "Beneficiary") (collectively, the "Parties") and Fleet National Bank (the "Trustee") effective as of April 1, 1996.

    Whereas, the Parties desire to amend the Trust Agreement to clarify the Grantor's ability to purchase Authorized Investments which are private placements;

    Now, therefore, the Parties hereby agree to add new Section 1.04A to the Trust Agreement which new Section 1.04A shall read in its entirety as follows:

"1.04A   PRIVATE PLACEMENTS.  The Grantor is authorized to subscribe for and purchase Authorized Investments which are private placements in reliance on Regulation D under the Securities Act of 1933, as amended (the "1933 Act"), or other exemptions from the 1933 Act (including, without limitation, Rule 144A thereunder). In connection with any purchase for the Trust Account of investments offered to "accredited investors" in reliance on Regulation D or other exemptions under the 1933 Act or offered to "qualified institutional buyers" in reliance on Rule 144A of the 1933 Act, the Beneficiary authorizes the Grantor to purchase such securities for the Trust Account on the terms and conditions under which securities are offered, and authorizes and directs the Grantor and/or the Trustee to execute such documents, and make such commitments and/or representations, as may be required by the issuer and/or the seller of such securities, including, but not limited to, a representation that the Trust Account is an "accredited investor" and/or a "qualified institutional buyer," and a commitment and/or representation that such securities will not be offered, pledged, sold or transferred by the Trust Account or any subsequent transferee (including the Beneficiary) except in compliance with any applicable transfer restrictions imposed thereon by the issuer and/or seller and any state or federal securities laws.

Notwithstanding any other provisions of the Trust Agreement, the Beneficiary agrees to be bound by the terms, conditions and/or restrictions of any investment intent letter, purchase agreement or other commitment or document entered into by the Grantor and/or the Trustee (including, without limitation, any applicable restrictions on transfer) in connection with the purchase of such private placements pursuant to the investment authority granted to the Grantor under this Section 1.04A and such agreement will remain effective notwithstanding a subsequent termination of this Agreement. In addition, the Beneficiary acknowledges its understanding that the transfer of unregistered securities may be restricted and agrees that, prior to the transfer of any such securities to it pursuant to the terms and conditions of the Trust Agreement, it will execute any and all necessary and appropriate documents and make any and all necessary and appropriate representations and/or warranties required by the issuer and/or seller thereof in order to effect such transfer. The Beneficiary acknowledges that if the conditions for transfer are not satisfied the securities cannot be transferred until such time that such conditions are satisfied and agrees that the Trustee shall not be liable for its refusal to transfer any such securities under such circumstances. The Trustee is hereby authorized and directed to hold such transfer in abeyance

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until such time as such documents and/or representations are completed and delivered and the issuer (and/or seller) notifies the Trustee of receipt thereof."

    In Witness Whereof, the Parties have caused this Amendment to be duly executed effective as of the effective date of the Agreement (which Agreement shall remain unchanged and in full force and effect except as amended hereby) and agree that this Amendment may be signed in one or more counterparts any one of which need not contain the signatures of more than one party but all of which taken together (which may include copies delivered via facsimile) shall constitute this Amendment in full force and effect.

                                     GRANTOR

                                     INTEGRITY LIFE INSURANCE COMPANY

                                  By: /s/ Pat Scott
                                     -----------------------------------

                                  Title:  SECRETARY
                                        --------------------------------

                                     BENEFICIARY
                                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                                  By: /s/ Mark A. Blassic
                                     -----------------------------------

                                  Title:  Vice President
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